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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 22, 1999


                                  Syntel, Inc.
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             (Exact name of Registrant as Specified in Its Charter)


          Michigan                      0-22903                  38-2312018
 ------------------------------       -----------               -------------
(State or Other Jurisdiction of       (Commission               (IRS Employer
Incorporation or Organization)        File Number)           Identification No.)


2800 Livernois Road, Suite 400, Troy Michigan                      48083
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 (Address of Principal Executive Offices)                        (Zip Code)


                                 (248)-619-2800
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              (Registrant's Telephone Number, Including Area Code)



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Syntel (the "Company") hereby amends and restates Item 7 of its report on Form
8-K dated September 22, 1999 as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          (a)  Financial Statements of Business Acquired.
                  The financial statements of Metier, Inc. required by this item are included in exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

          (b)  Pro Forma financial Information
                  The financial statements of Metier, Inc. required by this item are included in exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

          (c)  Exhibits
                  See exhibit index attached hereto.


               Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SYNTEL, INC.

                                                  By:  /s/ John Andary
                                                     --------------------------
                                                       John Andary
                Dated:   December 3, 1999              Chief Financial Officer



                                    EXHIBITS
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                  Exhibit No.      Description
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
                  99.1             Financial Statements of Metier, Inc.

                                   - Audited financial statements for the 12
                                     months ended September 30, 1998

                                   - Condensed statements of income for the nine
                                     month periods ended June 30, 1999 and June
                                     30, 1998.

                                   - Condensed balance sheets as of June 30,
                                     1999 and June 30, 1998.

                                   - Condensed statement of cash flows for the
                                     nine month periods ended June 30, 1999 and June 30, 1998.

                  99.2             Pro Forma Financial Information

                                   - Pro forma statement of operations for the
                                     12 months ended December 31, 1998 and the six months ended June 30, 1999.

                                   - Pro forma condensed balance sheet as of
                                     June 30, 1999.
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